UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 18, 2023

Date of Report (Date of earliest event reported)

ADVANCED MICRO DEVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-07882	94-1692300
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2485 Augustine Drive

Santa Clara, California 95054

(Address of principal executive offices) (Zip Code)

(408) 749-4000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AMD	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 18, 2023, Advanced Micro Devices, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the Advanced Micro Devices, Inc. 2023 Equity Incentive Plan (the “2023 Plan”), which replaces the Advanced Micro Devices, Inc. 2004 Equity Incentive Plan and the Xilinx, Inc. 2007 Equity Incentive Plan (the “Prior Plans”). Outstanding awards granted under the Prior Plans will continue to be governed by the terms of the Prior Plans but no awards may be made under the Prior Plans on or after May 18, 2023. Under the 2023 Plan, 87,645,874 shares of the Company’s common stock are reserved and available for delivery pursuant to awards granted under the 2023 Plan. Officers, directors, employees, and consultants who provide services to the Company or any subsidiary are eligible to participate in the 2023 Plan.

A description of the material terms of the 2023 Plan was included in the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 31, 2023, and mailed to the Company’s stockholders commencing on or about March 31, 2023 in connection with the Annual Meeting (the “Proxy Statement”), and is incorporated by reference into this Item 5.02 of this Current Report on Form 8-K. The foregoing summary is qualified in its entirety by reference to the full text of the 2023 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on the following five proposals, each of which is described in detail in the Company’s Proxy Statement:

Proposal No. 1: Election of Directors - All Directors Re-Elected.

The following individuals were elected to the Company’s Board of Directors:

	For	Against	Abstain	Broker Non-votes
Nora M. Denzel	1,035,110,533	16,804,799	3,244,906	216,012,696
Mark Durcan	1,026,205,198	25,660,150	3,294,890	216,012,696
Michael P. Gregoire	1,029,591,135	21,858,342	3,710,761	216,012,696
Joseph A. Householder	1,035,132,633	16,642,379	3,385,226	216,012,696
John W. Marren	1,045,557,285	5,876,645	3,726,308	216,012,696
Jon A. Olsen	1,038,094,389	13,425,673	3,640,176	216,012,696
Lisa T. Su	987,820,186	62,471,266	4,868,786	216,012,696
Abhi Y. Talwalkar	893,619,797	158,229,261	3,311,180	216,012,696
Elizabeth W. Vanderslice	1,026,884,283	25,041,326	3,234,629	216,012,696

Proposal No. 2: Approval of the Advanced Micro Devices, Inc. 2023 Equity Incentive Plan - Approved.

The Company’s stockholders approved the 2023 Plan as disclosed in the Proxy Statement.

For	Against	Abstain
1,001,740,884	50,085,897	3,333,457

Proposal No. 3: Ratification of the Appointment of the Independent Registered Public Accounting Firm - Approved.

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

For	Against	Abstain
1,207,233,769	60,438,325	3,500,840

Proposal No. 4: Approval on a Non-Binding, Advisory Basis of the Compensation of the Company’s Named Executive Officer (“Say-on-Pay”) - Approved.

The Company’s stockholders approved, on a non-binding basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
903,775,179	147,099,377	4,285,682	216,012,696

Proposal No. 5: Approval on a Non-Binding, Advisory Basis of the Frequency of Future Say-On-Pay Votes (“Frequency of Say-on-Pay”) - 1 Year Approved.

The Company’s stockholders approved, on a non-binding basis, that the Frequency of Say-on-Pay should continue to occur every year.

1 Year	2 Years	3 Years	Abstentions
1,039,455,356	1,931,052	10,539,147	3,234,683

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Advanced Micro Devices, Inc. 2023 Equity Incentive Plan, filed as Exhibit A to AMD’s Proxy Statement on Schedule 14A filed on March 31, 2023, is hereby incorporated by reference.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2023	ADVANCED MICRO DEVICES, INC.

	By:	/s/ Harry Wolin
	Name:	Harry A. Wolin
	Title:	Senior Vice President, General Counsel and Corporate Secretary